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                                                                    EXHIBIT 10.2

                              ARTICLES OF MERGER

The undersigned domestic and foreign corporations, which are parties to a merger pursuant to the provisions of Section 7-111-107 of the Colorado Business Corporation Act (the "COLORADO STATUTE") and Section 17-16-1101 of the Wyoming Business Corporation Act (the "WYOMING STATUTE") (hereinafter, the Colorado Statute and the Wyoming Statute may be referred to collectively as the "GOVERNING STATUTES" and each individually as a "GOVERNING STATUTE"), hereby submit the following Articles of Merger pursuant to the provisions of Section 7-111-105 of the Colorado Statute and Section 17-16-1105 of the Wyoming Statute, and certify as follows.

1. Plan of Merger. Pursuant to a certain Plan of Merger and Reorganization dated July 16, 2001, a copy of which is attached hereto as Exhibit "A" and incorporated herein (the "PLAN"), Ultra Petroleum (USA) Inc., a Colorado corporation ("USA"), shall be merged with and into Ultra Resources, Inc., a Wyoming corporation ("RESOURCES" and, together with USA, the "MERGER PARTIES"). There are no other parties to such merger (the "MERGER").

2.  Approval of the Plan of Merger by USA.

(a) The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group of USA entitled to vote separately on the Plan are as follows:

                               # of Shares         # of Votes
Designation                    Outstanding     Entitled to Be Cast
----------------------------   -----------     -------------------

     Common, no par value      100,000         100,000
     per share

(b) The total number of votes cast for or against the Plan by each voting group of USA entitled to vote separately on the Plan is as follows:

                                # of Votes        # of Votes
Voting Group                   Cast for Plan   Cast Against Plan
----------------------------   -------------   -----------------

     Common, no par value      100,000         0
     per share

(c) The number of votes cast for the Plan by each voting group of USA entitled to vote separately on the merger was sufficient for approval by that voting group.

3.      Approval of the Plan of Merger by Resources.

(a) The designation, number of outstanding shares, and number of votes entitled to be cast by each voting group of Resources entitled to vote separately on the Plan are as follows:

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                               # of Shares         # of Votes
Designation                    Outstanding     Entitled to Be Cast
----------------------------   -----------     -------------------

     Common, no par value      100,000         100,000
     per share

(b) The total number of votes cast for or against the Plan by each voting group of Resources entitled to vote separately on the Plan is as follows:

                                # of Votes        # of Votes
Voting Group                   Cast for Plan   Cast Against Plan
----------------------------   -------------   -----------------

     Common, no par value      100,000         0
     per share

(c) The number of votes cast for the Plan by each voting group of Resources entitled to vote separately on the merger was sufficient for approval by that voting group.

4. Address of Principal Office of Surviving Corporation. The address of the principal office of Resources is located at 16801 Greenspoint Park Drive, Suite 370, Houston, Texas 77060.

5. Authority to Transact Business in Colorado; Registered Agent. On September 3, 1998, Resources filed in the office of the Secretary of State of Colorado its Application for Authority (as amended from time to time, the "APPLICATION") to transact business in the State of Colorado under the assumed entity name "Ultra Petroleum (Wyoming), Inc." The registered agent of Resources in the State of Colorado designated in the Application (or in the most recent statement of change of registered agent filed from time to time in the office of the Secretary of State of Colorado with respect thereto, if any), is authorized to accept service of process on Resources in the State of Colorado in connection with any proceeding to enforce any obligation or rights of dissenting shareholders of USA, or any proceeding based on a cause of action arising with respect to USA. In accordance with Section 7-111-107(2) of the Colorado Statute, if Resources fails to maintain a registered agent in the State of Colorado, Resources shall be deemed to have authorized service of process on it in connection with any such proceeding by registered or certified mail, return receipt requested, to the address of its principal office specified in Paragraph 4, above, or as last changed by notice delivered to the Secretary of State of Colorado for filing.

6. Effective Time. The Merger shall become effective upon the later of 11:59 p.m., Denver, Colorado time, on July 16, 2001, or the first date on which the Secretaries of State of Colorado and Wyoming have issued certificates of merger to each Merger Party with respect to the Merger (the "EFFECTIVE TIME").

                  -Remainder of Page Intentionally Left Blank-

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IN WITNESS WHEREOF, the undersigned, by their duly authorized representatives, have executed these Articles of Merger as of the 16th day of July, 2001.

                                                SURVIVING COMPANY:

                                                ULTRA RESOURCES, INC.



                                                By: /s/ Michael D. Watford
                                                    ---------------------------
                                                Michael D. Watford,
                                                President


                                                MERGING COMPANY:

                                                ULTRA PETROLEUM (USA) INC.



                                                By: /s/ Michael D. Watford
                                                    ---------------------------
                                                Michael D. Watford,
                                                President

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